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                                    EXHIBIT 10.35

Arris/P&U Research Agreement

                                  RESEARCH AGREEMENT


This Research Agreement (the "Agreement") is made and entered into as of this 29th day of February, 1996 (hereinafter, "Effective Date") by and between Pharmacia & Upjohn, Inc. a Delaware Corporation having a place of business at 7000 Portage Road, Portage, Michigan 49001, (hereinafter, "P&U") and Arris Pharmaceutical Corporation, 385 Oyster Point Boulevard, Suite 3, South San Francisco, CA 94080, a Delaware corporation (hereinafter, "Arris").


WHEREAS, Arris and Kabi Pharmacia AB previously entered into a Collaboration Agreement dated March 29, 1993 (hereinafter, "Collaboration Agreement" attached as Appendix "A"), pursuant to which they are conducting a research collaboration seeking to identify one or more orally active mimics of or antagonists to human growth hormone and [***] and a Collaborative Research and License Agreement dated August 29, 1995, (hereinafter, "Collaborative Agreement") directed toward discovering compositions having anti-coagulation activity targeting enzyme factor Xa, enzyme factor VIIa or the enzyme Thrombin.


WHEREAS, Arris and Pharmacia AB previously entered into a Research Agreement dated December 21, 1994 (hereinafter, "Research Agreement" attached as Appendix "B"), pursuant to which the parties are conducting a research collaboration to utilize combinatorial chemistry and high throughput screening (EMS) to facilitate Pharmacia's drug discovery efforts.


WHEREAS, P&U is the merged company formed by the merger of Pharmacia AB and The Upjohn Company, and P&U desires to continue the Research Agreement for the collaboration with Arris to utilize combinatorial chemistry for P&U drug discovery efforts.


NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties do hereby agree as follows:


DEFINITIONS
Unless otherwise provided herein, all definitions will be as provided in the Collaboration Agreement.

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"Library" means those compounds prepared by Arris under this Agreement which includes the set of 250,000 suitably dissimilar nonpeptide compounds using combinatorial chemistry techniques (also hereinafter referred to as the "Diversity Set") and the 90,000 compounds supplied by Arris under the Research Agreement ( also hereinafter referred to as the "Research Agreement Set").


1. DUTIES

1.1 Arris agrees to develop and provide P&U with the following:

    (a) Scientific tools, know-how and expertise for establishing combinatorial chemistry library synthesis capability at P&U's facilities worldwide including those in the U.S.A., Italy and Sweden using compatible, if not identical, hardware and software.


    (b) A set of 250,000 suitably dissimilar nonpeptide compounds prepared by Arris using combinatorial chemistry techniques (hereinafter, "Diversity Set"). The Diversity Set will be prepared and delivered to P&U on an ongoing basis in a format specified by P&U and acceptable to Arris at a rate of approximately [***] compounds during the first year, [***] compounds during the second year and [***] compounds during the third year of the term of this Agreement. The Diversity Set will not contain compounds purchased by Arris from third parties, will be compounds of known structure with accompanying synthesis protocols and structures in computer readable form, will be distributed one compound per screening plate well and will be supplied in a minimum amount of 5 mg to about 10 mg of the compound in the dry state.

    (c) Of the 90,000 compounds to be provided by Arris in the Research Agreement Set those compounds not yet provided by Arris under the Research Agreement hereinafter, "Research Agreement Residual Set"), will be identified as such and will be supplied according to the schedule in the Research Agreement and as further specified by P&U.

    (d) P&U will have access to any Arris Artificial Intelligence, computational chemistry or other computer technology specifically designed for lead generation, molecular docking, DE NOVO design, scaffold selection, library design or chemical diversity developed by Arris

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        prior to and during the term of this Agreement ("Combichem AI"). Arris will provide to P&U the code and executables for that software including that for molecular docking and DE NOVO molecular design.
        P&U may from time to time participate with Arris in the joint design of new software. New software so jointly designed will be jointly owned by the parties. P&U will share with Arris software developments including code and executables derived from Combichem AI under this Agreement.

    (e) For the term of this Agreement, Arris will provide to P&U scientific tools and know-how for high throughput screening (HTS) as previously provided under the Research Agreement.

    (f) [***]

1.2 (a) In carrying out its duties under this Agreement, Arris will annually devote the efforts of at least [***] FTE's (Full Time Equivalents) of its fully trained staff to fulfilling its obligations under this Agreement. These efforts are in addition to those being carried out and already paid for under the Research Agreement.

    (b) Arris will provide to the Research Committee a time report and a financial accounting on at least a quarterly basis of the FTE's that are committed under this Agreement and a progress report on at least a quarterly basis as to the completion of their obligations

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        under this Agreement.


1.3 The set of compounds provided under the Collaboration Agreement, The Diversity Set and the Research Agreement Set will be mutually exclusive sets, i.e. no compound in one set will be included in either of the other sets. The terms of this Agreement will apply to any compound provided under this Agreement and the Research Agreement.

1.4 If desired by P&U and acceptable to Arris, [***] at a cost to be determined and agreed upon by the parties in a separate agreement.

2.   RESEARCH COMMITTEE

2.1 For the term of this Agreement and [***] thereafter, the parties agree to form a Research Committee consisting of two representatives from Arris and up to six representatives from P&U, one of the P&U representatives being the chair of the Research Committee, to facilitate the research, collaboration and information exchange contemplated by this Agreement.

2.2 During the term of this Agreement, the Research Committee shall meet regularly either in person or by tele-conference or video-conference but at least once every four (4) months. All decisions by the Research Committee will be made at any of its scheduled meetings and require agreement by the senior representative of each party present at the meeting.

2.3 The Research Committee shall be the primary vehicle for formal interaction between the parties with respect to coordinating the P 1 HE'S obligated under this Agreement and the research and disclosure of information as well as transfer of compounds under this Agreement. Without limiting the foregoing, the Research Committee will be responsible for (a) the timing and manner of research, disclosure of information, technical exchanges, transfer of compounds, scientific visits at Arris facilities; (b) recommending what patent applications should be filed under this Agreement and reviewing such patent application filings; (c) monitoring the progress of research and other activities under this Agreement; (d) monitoring and making

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     decisions under Articles 6.2 and 6.3; (e) the chemical design and monitoring the delivery of the Diversity Set and the Research Agreement Residual Set; (f) determining the quality standards, suitability and acceptability of the purity, diversity and dissimilarity of the compounds provided under Articles l.l(b) and (c), above; (g) determining the frequency, time and place of Research Committee meetings.

3.   EXCHANGE OF CONFIDENTIAL INFORMATION

3.1 All information generated and relating to the compounds in the Diversity Set and the Research Agreement Set as well as this Agreement is confidential information and will not be communicated by P&U or Arris to any third parties during the term of this Agreement and for [***] thereafter without the express written consent of the nondisclosing party, such consent to not be unreasonably withheld. Confidential information will not include information which:

     (a) is already known to the receiving party as evidenced by their own written records;

     (b) is disclosed to the receiving party by a third party who has the right to make such disclosure;

     (c) is or becomes part of the public domain through no fault of the receiving party;

     (d) is required to be disclosed to a government agency anywhere in the world for legitimate commercial or legal purposes, relating TO, INTER ALIA, drug registration, marketing, and patent applications; provided the party required to make any such disclosure first notifies the other party, allowing for comment prior to disclosure, and makes a reasonable effort to maintain the confidentiality of such agreement; or

     (e) is disclosed to a collaborator or consultant or collaborator as permitted under Articles 6.2 and 6.3 of the receiving party for purposes of carrying out the obligations of this Agreement under a duty of confidentiality to the disclosing party.

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3.2  Software which is jointly designed under this Agreement will be confidential, and its disclosure will be according to the confidentiality provisions of 3.1, above. Software which is the sole property of either party will not be disclosed by the receiving party for a period of [***] after the termination of this Agreement.

4.   INVENTIONS AND PATENTS
4.1 Each party is responsible for filing and prosecuting its own patent applications and maintaining patents issued from such applications for its inventions under this Agreement as hereinafter provided. In accordance with applicable laws of inventorship, each party shall cooperate with the other to obtain such patent rights. [***] will retain title to inventions, patents, and other intellectual property rights and know-how which result from its research and development performed under this Agreement.

4.2 After consultation with the Research Committee, each party responsible for filing a patent application shall determine its patent filing strategy, and the other party will cooperate to the extent necessary to prepare all papers and documentation in the event of jointly invented inventions made under this Agreement. All costs for such filing, prosecuting, and maintaining of joint-inventorship patents shall be borne by [***].

4.3 As regards to patentable inventions independently owned by Arris which cover the Library, [***]. In the event Arris decides to abandon any such patent [***]. This paragraph will apply MUTATIS MUTANDIS for patentable inventions independently owned by P&U which are licensed to Arris under
     Article 6 of this Agreement.

4.4 Each party shall promptly advise the other upon becoming aware of any third party infringement of a patent filed under this Agreement. Each party shall [***] as follows:
     (a) [***]

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         [***]

     (b) If one party holds exclusive rights to a compound which is the subject of an infringement, that party [***]. In such event, the other party shall cooperate fully with [***]. If [***] makes a preliminary determination not to commence a suit, it shall consult with the other party on a timely basis regarding such preliminary decision, and shall consider any arguments made by such other party in favor of commencing litigation, but the decision whether to institute suit shall remain with the party holding the exclusive rights.

     (c) If the subject of an infringement is not a compound as to which either party holds exclusive rights, then the parties shall first consult regarding their preferred course of action, as provided in paragraph (a), above, and in the absence of agreement to institute suit jointly, each party shall make its own determination as to what action is in its best interests for the enforcement of its own intellectual property rights.

     (d) Neither party shall enter into any settlement or compromise which would in any manner alter, diminish or be in derogation of the other party's rights under this Agreement without the prior written consent of such other party.

4.5 If any third party brings suits against either party asserting any patent infringement related to compound(s) discovered, generated or developed under this Agreement, [***].

5.   PAYMENT
5.1 As partial compensation for services rendered and for the licenses and grants under Article 6

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     of this Agreement, P&U agrees to pay Arris as follows:

     (a) [***] within thirty (30) days of the Effective Date of this Agreement;

     (b) [***] by or upon the one (1) year anniversary of the Effective Date of this Agreement; and

     (c) [***] by or upon the second (2) year anniversary of the Effective Date of this Agreement.

5.2 In addition to the payments under 5.1, above, P&U agrees to pay Arris as full compensation for the delivery of compounds in the Diversity Set and for the licenses and grants under Article 6 the following payments. At the end of each calendar quarter, Arris shall send P&U an invoice for the number of compounds in the Diversity Set which have been delivered to P&U in such quarter, multiplied by [***] per compound. In addition, after Arris has delivered the 250,000 compounds to P&U, it shall be due a one-time supplemental fee of [***]. Such invoices shall be paid by P&U within thirty (30) days after receipt. The aggregate payments to be made by P&U under this Article 5.2, assuming delivery by Arris of the full 250,000 compounds in the Diversity Set, shall be [***] (consisting of [***] per compound delivered plus the one-time supplemental fee of [***]).

6. OWNERSHIP, GRANTS AND LICENSES
6.1 (a) Subject to l.l(d), regarding [***] each party will [***] during the term of this Agreement. The compounds and their chemical structures contained within the Library shall be [***] for the term of this Agreement and thereafter, subject to the rights exercised under Articles 6.2 and 6.3.

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     (b) Arris hereby grants to P&U and its Affiliates a nonexclusive, irrevocable, royalty-free worldwide license under patents and know-how owned or controlled by Arris and developed prior to or during the term of this Agreements with no right to sublicense, for [***].

     (c) P&U hereby grants to Arris and its Affiliates a nonexclusive, irrevocable, royalty-free worldwide license for [***] during the term of this Agreement, for [***] with no right to sublicense.

6.2 (a) For the term of this Agreement, P&U and its Affiliates agree to [***] subject to the terms and conditions of parts (b), (c) and (d) below.

     (b) For the term of this Agreement and [***] thereafter, P & U and its Affiliates have the option to [***] by performing the following steps:
           1) notifying the Research Committee [***],
           2) notifying the Research Committee [***]; and
           3) obtaining the consent of the Research Committee [***]. The purpose of such review shall be to

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         [***] The Research Committee shall also have the authority to consent to
         [***] based upon a reasonable demonstration of [***].

     (c) Arris agrees to grant P&U and its Affiliates a non-exclusive, royalty-free, irrevocable worldwide license [***], above. [***]; except as provided under part (d), below.

     (d) [***]

 6.3 (a) Arris agrees to [***]. Over and above said [***], Arris must disclose to P&U in sufficient detail [***]. Arris does not have the right [***] during the term of this Agreement and for [***] thereafter.

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     (b) For the term of this Agreement and [***] thereafter Arris and its
         Affiliates have the option to [***] by performing the following steps:

            1) notifying the Research Committee of [***],

            2) notifying the Research Committee that [***]; and

            3) obtaining the consent of the Research Committee to [***]. The purpose of such review shall be to [***]. The Research Committee shall also have the authority to consent to [***].

     (c) P&U agrees to grant Arris and its Affiliates a non-exclusive, royalty-free, worldwide license [***] above. [***] except as provided under part (d), below.

     (d) [***]

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         [***]

6.4 Under either part 6.2(b) or 6.3(b), above, any [***] will be identified in writing to the other party and Research Committee and shall represent a commitment to develop or have developed [***] although no such notification shall obligate either party [***], and failure to do so [***] or other proofs satisfactory to the Research Committee will cause [***]. [***], respectively. In the event [***]. If both parties [***].

6.5 For purposes of part 6.2(c) or 6.3(c), Arris patent or know-how or P&U patent or know-how, respectively shall mean a patent or know-how owned or controlled by that party or patents or know-how licensed to that party, and not held jointly with each other; and the term "Affiliates" shall have the same meaning as defined in the Collaboration Agreement.

6.6 After the term of this Agreement and the [***] thereafter, the [***]. The licenses set forth in Article 6.1(b) and any exclusive rights which have been obtained by either party under 62 or 6.3 shall continue for the periods indicated therein, but otherwise all licenses in this Agreement shall terminate.

6.7 In the event a third party patent(s) issues or is discovered in the U.S.A., Europe or Japan which through no fault of either party prevents the use of the Arris Combichem AI or the use, manufacture or sale of [***], such that

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     the essential purposes of P&U in entering into this Agreement are compromised, then the parties shall discuss and renegotiate the terms and financial obligations of this Agreement to take into consideration this situation. If agreement cannot be reached or if no license can be obtained from such third party, through no fault of either party to this Agreement, (neither party being obligated to institute litigation against any such third party), then P&U will have the right to terminate this Agreement without any further obligations or duties to Arris; except the duty of confidentiality under Article 3 and to the extent available a right of access to the Library under Article 6.

7.   TERM AND TERMINATION

7.1 This Agreement shall be effective as of the date first written above and shall remain in effect for three (3) years. This Agreement may be extended upon written agreement by the parties. References in this Agreement to the period [***] after termination means the period immediately following termination or conclusion of any extension period.

7.2 Notwithstanding the provisions of Article 7.1 above, either party may terminate this Agreement upon the bankruptcy or insolvency of the other or an admission by the other of its inability to pay debts as they become due.

7.3  P&U has the right to terminate this Agreement under Article 6.7, above.

7.4 This agreement may be terminated by either party for breach or default by the other party, or for substantial failure by the other party to perform its duties under this Agreement. If either party is in breach or default of any of the provisions of this Agreement, or has substantially failed to perform its duties under this Agreement, and does not rectify such breach or default or failure within [***] from written notice thereof, the other party can terminate this Agreement by notice.

7.5 Termination of this Agreement for any reason by either party shall not relieve the parties of any obligation accruing prior to termination, such as confidentiality and other provisions which

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     by their nature would survive such termination. Any termination of this
     Agreement by either party under this Article 7 shall not constitute an election of remedies by it, and it shall in addition, have all other remedies provided by law.

7.6 The right of either party to terminate this Agreement as hereinabove provided shall not be affected in any way by its waiver of or failure to take action with respect to any previous default. Any such termination shall be without prejudice to any further rights and remedies vested in the parties. The license rights granted herein shall survive the bankruptcy or reorganization of either party.

8.   GENERAL PROVISIONS

8.1 This Agreement controls, modifies and supersedes the Research Agreement to the extent any provisions between them are inconsistent or redundant. This Agreement, except as otherwise provided herein, constitutes the entire understanding between the parties with reference to the subject matter hereof, and no waiver, modification, or amendment of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each party. Should the Collaboration Agreement be terminated or expire, the references herein to provisions in the Collaboration Agreement shall remain valid and effective for the purpose of this Agreement. This Agreement is otherwise separate and independent from the Collaboration Agreement and the Collaborative Agreement.

8.2 Neither this Agreement nor any interest hereunder shall be assignable by either party without the other party's written consent; provided, however, that a party may assign this agreement to any wholly owned subsidiary or to any successor by merger or sale or the like of substantially all of its assets to which this Agreement relates in a manner such that the assignor shall remain liable and responsible for the performance and observance of all its duties and obligations hereunder.

8.3 The parties expressly agree and contract that it is not the intention of either party to violate any public policy, statutory or common laws, rules, regulation, treaties or decisions of any government or agency thereof of any country. If any word, sentence, paragraph, clause or

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     combination thereof of this Agreement is judicially or administratively interpreted or construed as being in violation of any such provisions in any country, such words, sentences, paragraphs, clauses or combinations thereof shall be inoperative in each such country and the remainder of this Agreement shall remain binding upon the parties to this Agreement.

8.4 All notices Squired or authorized to be given under this Agreement shall be in writing and shall be sent by registered or certified mail, facsimile, courier, telex or the like to the following addresses for the respective parties. Such notice shall be effective as of its date of mailing or transmission.



         President
         Arris Pharmaceutical Corporation
         385 Oyster Point Boulevard, Suite 3
         South San Francisco, CA 94080
         FAX: 415-737-8590


         and


         V.P. of Business Development
         Pharmacia & Upjohn, Inc.
         7000 Portage Road
         Portage, Michigan 49001
         FAX 616-323-6247

     with a copy to
         Exec. V P. Worldwide Science and Technology
         Pharmacia & Upjohn, Inc.
         Knyvett House, The Causeway
         Staines
         Middlesex TW18 3BA
         United Kingdom

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8.5  Force Majeure Neither of the undersigned parties shall be liable for failure to perform its obligations under this Agreement (other than the payment of monies due) when occasioned by contingencies beyond its control, such as strikes or other work stoppages, lock-outs, riots, wars and acts of God, such as fire, floods, storms, and earthquakes. Each party will notify the other immediately should any such contingency occur and any time for performance hereunder shall be extended by the actual time of delay caused by such occurrence.

8.6 (a) No right, expressed or implied, is granted to Arris to use in any manner the name "Pharmacia AB", "The Upjohn Company" or "Pharmacia & Upjohn, Inc." or any form thereof or any other trademark or trade name of P&U or its Affiliates in connection with the performance of this Agreement. No right, expressed or implied, is granted to P&U to use in any manner the name "Arris" or any form thereof or any other trademark or trade name of Arris or its Affiliates in connection with the performance of this Agreement.

     (b) Neither party will issue any press release, SEC filings, prospectus or any other public announcement relating to this Agreement or its terms without obtaining the other party's prior written approval which approval will not be unreasonably withheld. The term "press release", as used herein, includes follow-up correspondence, press kits, and the like which may be provided in response to inquiries from the media or others.

8.7 All titles and captions in this Agreement are for convenience only and shall not be of any meaning or substance.

8.8 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.9 Each party reserves the right to fulfill its obligations and exercise its rights under this Agreement through the actions of any of its Affiliates.

8.10 Arris and P&U shall each have the status of an independent contractor without the power to

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     act as an agent or otherwise bind the other party or its employees.


8.11 This Agreement shall be construed in accordance with and governed by the laws of the State of Michigan excluding the conflict of laws provisions.


IN WITNESS HEREOF, the parties intending to be bound hereby have caused this Agreement to be signed by their duly authorized representatives as of the day and year first above written.



ACCEPTED AND AGREED TO



ARRIS PHARMACEUTICAL CORP.             PHARMACIA & UPJOHN, INCORPORATED


/s/Daniel H. Petree                     /s/ Ley S. Smith
--------------------------             -----------------------------
Name: Daniel H. Petree                 Name: Ley S. Smith
Title: V.P., C.F.O.                    Title: Executive VP & President PPC U.S.

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APPENDIX A

COLLABORATION AGREEMENT DATED MARCH 29, 1993.